December 2021 Investor Presentation Exhibit 99.1

Forward-Looking Statements and Non-GAAP Financial Measures Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “plan,” “project,” “expect,” “future,” “going to,” “guidance,” “intend,” “may,” “will,” “should,” “could,” “would,” “estimate,” “predict,” “opportunity,” “potential,” “continue,” “target,” and similar expressions. Actual results may differ significantly from management’s expectations due to various risks and uncertainties including, but not limited to: our ability to attract and retain financial professionals, qualified employees, clients, and customers, as well as our ability to provide strong customer/client service; the impact of the COVID-19 pandemic on our results of operations and our business, including the impact of the resulting economic and market disruption, the extension of tax filing deadlines, and other related government actions; our ability to effectively implement our future business plans and growth strategy; our ability to effectively compete within our industry; our ability to attract and retain financial professionals, qualified employees, clients, and customers, as well as our ability to provide strong customer/client service; our future capital requirements and the availability of financing to meet our current and future debt service obligations and maintain compliance with our debt covenants; any downgrade of our credit ratings; our ability to generate strong investment performance for our clients and the impact of the financial markets on our clients’ portfolios; the impact of new or changing legislation and regulations (or interpretations thereof) on our business, including our ability to successfully address and comply with such legislation and regulations (or interpretations thereof) and increased costs, reductions of revenue, and potential fines, penalties, or disgorgement to which we may be subject as a result thereof; risks, burdens, and costs, including fines, penalties, or disgorgement, associated with our business being subjected to regulatory inquiries, investigations, or initiatives, including those of the Financial Industry Regulatory Authority, Inc. and the U.S. Securities and Exchange Commission (“SEC”); risks associated with legal proceedings, including litigation and regulatory proceedings; our ability to close, finance, and realize all of the anticipated benefits of acquisitions, as well as our ability to integrate the operations of recently acquired businesses, and the potential impact of such acquisitions on our existing indebtedness and leverage; our ability to manage leadership and employee transitions, including costs and time burdens on management and our board of directors related thereto; the compromising of confidentiality, availability or integrity of information, including cyberattacks; political and economic conditions and events that directly or indirectly impact the wealth management and tax preparation software industries; our ability to respond to rapid technological changes, including our ability to successfully release new products and services or improve upon existing products and services; our expectations concerning the revenues we generate from fees associated with the financial products that we distribute; risks related to goodwill and other intangible asset impairment; our ability to develop, establish, and maintain strong brands; risks associated with the use and implementation of information technology and the effect of security breaches, computer viruses, and computer hacking attacks; our ability to comply with laws and regulations regarding privacy and protection of user data; our ability to maintain our relationships with third-party partners, providers, suppliers, vendors, distributors, contractors, financial institutions, industry associations, and licensing partners, and our expectations regarding and reliance on the products, tools, platforms, systems, and services provided by these third parties; our beliefs and expectations regarding the seasonality of our business; our assessments and estimates that determine our effective tax rate; our ability to protect our intellectual property and the impact of any claim that we have infringed on the intellectual property rights of others; and the effects on our business of actions of activist stockholders. A more detailed description of these and certain other factors that could affect actual results is included in our most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q filed with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation and reflect our good faith beliefs, assumptions and expectations, but they are not guarantees of future performance or events. We disclaim any obligation to update or revise any forward-looking statements to reflect changes in underlying assumptions, factors, or expectations, new information, data or methods, future events or other changes after the date of this presentation, except as may be required by law.   Non-GAAP Financial Information This presentation contains non-GAAP financial measures relating to our performance. You can find the reconciliation of these measures to the most directly comparable GAAP financial measure in the Appendix at the end of this presentation. These non-GAAP financial measures should not be considered a substitute for, or superior to, the financial measures prepared in accordance with GAAP.

Table of Contents I Overview of Blucora’s Businesses 4 II Blucora’s Leadership Team 7 III Blucora’s Board of Directors 8 IV Our Evolving Approach to Executive Compensation 11 V Social and Environmental Responsibility 14 VI Appendix 16

Overview of Blucora

Revenue (TTM Q3 2021)	Employees	Market Cap.	Available Liquidity
$862mm up 15% vs. TTM Q3 2020	**~1,065**[1]	**~$775mm**[1]	**~$275mm**[1]

Two Synergistic Businesses

Wealth Management

~47% of TTM Q3 2021
Segment Operating Income[2*]
~3,500 Financial Professionals Served

Tax Software

~53% of TTM Q3 2021
Segment Operating Income[2*]
~3 million Consumers
~24,500 Professional Users

Headquarters



Dallas, Texas

[1] Estimated employee count as of December 1, 2021. Market cap. as of December 1, 2021 per NASDAQ. Rounded to nearest $5mm. Available liquidity as of September 30, 2021 and defined as the sum of cash and cash equivalents ($184.9mm) plus unused borrowing on line of credit ($90.0mm).
[2] Excluding corporate level activity.
[*] Non-GAAP measure. See the appendix for a description of Non-GAAP measures in this presentation and reconciliations of non-GAAP to GAAP measures (as applicable).

4

BLUCORA

A Leading Provider of Tax-Focused Financial Solutions

Blucora is a technology-enabled provider of tax preparation software and tax-focused wealth management services

Avantax Wealth Management™

TAX-ADVANTAGED WEALTH MANAGEMENT

Avantax Wealth Management provides financial professionals, CPAs and tax professionals with support, training and tools that enable them to offer tax-advantaged investing and wealth management services to their clients.



$76
$87
YTD 9/30/20
YTD 9/30/21

TOTAL CLIENT ASSETS ($ billions)

TaxAct

DIGITAL DO-IT-YOURSELF TAX FILING

TaxAct is a leading provider of digital tax preparation solutions for consumers, small business owners and tax professionals. TaxAct has served over 3 million consumers and more than 24,500 professional users in 2021.



5.2
5.5
YTD 9/30/20
YTD 9/30/21

NUMBER OF RETURNS FILED (millions)

TOTAL REVENUE ($M)



$561
$718
$755
$862
2018
2019
2020
TTM 9/30/21

TTM 9/30/21 REVENUE BY SEGMENT (%)



26%
74%
Wealth Management
Tax Software

TTM 9/30/21 OPERATING INCOME BY SEGMENT (%)[2,3]



53%
47%
Wealth Management
Tax Software

Nasdaq

Enterprise Value[1] (as of 12/1/21)	**$1,133 million**
Market Cap (as of 12/1/21)	**$773 million**
TTM 9/30/21 Revenue	**$862 million**
TTM 9/30/21 Adj. EBITDA[2,3]	**$145 million**
Employees (as of 12/1/21)	**~1,065**

Source: FactSet and Company filings.
[1] Enterprise Value = ((Closing Price of Blucora Common Stock x Fully Diluted Outstanding Shares per FactSet) + Total Debt) - Cash & Short-Term Investments.
[2] Non-GAAP measure. See appendix for reconciliation of non-GAAP to GAAP measures.
[3] Excludes corporate-level expenses.

5

BLUCORA

Creating Value for Shareholders

Repositioned Company	Improving company culture and employee engagement with new leadership team and refreshed Board	▪ Each member of leadership team in new or expanded roles since 2020; 7 of 9 directors new since 2016 ▪ Investments in expanded benefits, human capital development and recognition contributing to higher employee satisfaction and engagement
Sharp Focus	Empowering financial wellness through tax-advantaged solutions delivered across wealth and tax	▪ Operational improvements and more options to serve clients delivering significant gains in financial professional satisfaction ▪ Refreshed TaxAct end-to-end customer experience yielded improved start rate, conversion rate, paid customer retention and NPS scores[1]
Diversity as a Core Strength	Embrace our diversity as a strength to attract talented employees, financial professionals and underserved clients	▪ Approximately 25% of Avantax financial professionals are female vs. 18% industry average[2] ▪ Launched Women's and Diversity Initiative to focus on further recruiting and developing female and diverse advisor talent
Profitable Growth Strategy	Delivering on plan to accelerate customer and financial professional acquisition, improve retention and drive operating leverage	▪ Adjusted EBITDA up 57% vs 2020 (Q3 TTM)[3] ▪ Recently announced preliminary 2022 TaxAct outlook for 14%-18% revenue growth for 2022 versus mid-point of 2021 guidance[4]

[1] Source: Company Q2 2021 earnings call on August 4, 2021.
[2] Source: Company data and Cerulli Lodestar (2019). Industry and Company data as of December 31, 2019.
[3] Non-GAAP measure. See appendix for reconciliation of non-GAAP to GAAP measures.
[4] Source: Company filing on November 4, 2021.

6

BLUCORA

Blucora's Leadership Team



Christopher Walters
President and CEO

- Former Senior Partner at Activate, a strategy consulting firm serving technology, media, internet, sports and entertainment businesses
- Former COO of The Weather Company
- Extensive operational and executive management experience in areas of strategy, operations, technology and digital marketing



Marc Mehlman
Chief Financial Officer

- 15 years of experience in various leadership positions at Thomson Reuters Corporation
- Previously served as Managing Director of ONESOURCE Direct Tax



Ann Bruder
Chief Legal, Development & Administration Officer

- 23 years of experience including CLO, CCO and Corporate Secretary of Commercial Metals Company, Airlines Reporting Corporation, and CARBO
- Held senior in-house legal roles at American and Continental Airlines



Chris McLellen
Chief Technology Officer

- 10 years of experience in various leadership positions at The Weather Company
- Former Chief Technology Officer at BoomTownROI and Executive Consultant at BumoSerra



Raj Doshi
Chief Growth & Marketing Officer

- Former consultant at McKinsey & Co. and Head of Strategy for the Americas Sales organization at Google
- Previously, SVP of Sales at Updater



Jody Diaz
Chief Human Resources Officer

- 20+ years of experience in human resources, most recently as Chief People Officer at Learfield IMG College
- Former Chief HR Officer at Rent-A-Center



Erin Gajdalo
Senior Vice President, Operational Performance

- Joined Blucora in 2018 as VP of Data, Analytics and Machine Learnings
- Previously held senior roles at LPL Financial



Curtis Campbell
President of TaxAct and President of Software

- More than 20 years of technology industry experience, most recently as the Managing Vice President for Capital One's Consumer Auto business division. Previously Head of Product at Intuit



Todd Mackay
President of Avantax Wealth Management

- Has served in a number of key roles at Blucora, including as Chief Business Operations and Development Officer and Executive Vice President of Corporate Development. Long tenure in financial services, including as Treasurer of E-Trade



63%
of professionals reporting to our CEO are gender, racially or ethnically diverse

- **Highly respected leaders with deep expertise in financial services and technology.** Our executives have decades of experience in our industry and have led complex organizations and teams at other public and private companies.
- **We believe our team has the right mix of experience and fresh perspectives.** Some of our executives have spent large portions of their professional careers at Blucora, while other recent appointments bring new and complementary expertise.

7

BLUCORA

Blucora Has a Balanced, Diverse Board of Directors

Collectively, our directors have expertise gained at some of the world's most respected companies



Georganne Proctor
Independent Chair
Director Since 2017

- Former CFO of TIAA-CREF
- Director at Redwood Trust; formerly a director at SunEdison, Sculptor Capital and Kaiser Aluminum
- Extensive experience, particularly as an executive and board member within the financial sector



Christopher Walters
President & CEO
Director Since 2014

- Former Senior Partner at Activate; former COO of The Weather Company
- Highly relevant operational and executive management experience in areas of strategy, operations, technology and digital marketing



Steven Aldrich
Director Since 2017

- Former Chief Product Officer of GoDaddy; Former VP of strategy and innovation at Intuit
- Director at Xero Ltd.
- Deep product management experience with a unique understanding of operations, strategy and growth



Mark Ernst
Director Since 2020

- Managing Partner of Bellevue Capital
- Former Chairman, President and CEO of H&R Block, Inc., former COO of Fiserv; former Deputy Commissioner of the IRS
- Chairman of the Financial Health Network



E. Carol Hayles
Director Since 2018

- Former CFO of CIT Group
- Current board member of eBay and Webster Financial Corporation, chairing both audit committees
- Valuable financial and accounting expertise as well as experience in operations and strategy



Tina Perry
Director Since 2021

- President of Oprah Winfrey Network
- Previously managed business/legal affairs at Viacom
- Experience leading successful turnaround initiatives, fostering healthy organizational cultures and driving growth



Karthik Rao
Director Since 2020

- COO, Nielsen Global Media
- Former Chief Product & Technology Officer, Nielsen Global Media
- Director at OpenSlate and NCSolutions



Jana Schreuder
Director Since 2020

- Former EVP and COO of Northern Trust
- Director at NT Butterfield and Son and Kyndryl Holdings, where she chairs the compensation committee
- Formerly a director at LifePoint Health



Mary Zappone
Director Since 2015

- CEO of Sundyne LLC; former CEO of Brace Industrial Group
- Significant executive leadership experience in operations, strategy, people management, business development and company growth and expansion

8

BLUCORA

Blucora’s Directors Have a Balanced and Complementary Set of Skills and Experiences Tenure (Years) Industry Strategic Leadership Wealth Management Tax Digital, Technology, Software Strategy, Turnaround Audit, Finance, Risk Sales, Marketing Legal, Regulatory Human Capital Public Company Board Executive Leadership Georganne Proctor 4 ✓       ✓   ✓   ✓ ✓ Christopher Walters 7 ✓ ✓ ✓ ✓ ✓ ✓ ✓     ✓ Steven Aldrich 4   ✓ ✓ ✓   ✓   ✓ ✓ ✓ Mark Ernst 1 ✓ ✓ ✓ ✓ ✓ ✓ ✓   ✓ ✓ E. Carol Hayles 3     ✓ ✓   ✓   ✓ ✓ Tina Perry -       ✓   ✓ ✓  ✓   ✓ Karthik Rao 1     ✓ ✓   ✓   ✓   ✓ Jana Schreuder 1 ✓   ✓ ✓ ✓   ✓ ✓  ✓ ✓ Mary Zappone 6       ✓ ✓         ✓ 3.0 Years Average Tenure 67% of Board members are gender, racially or ethnically diverse Blucora’s directors have critical skills in wealth management, tax preparation, technology & software, data analytics, marketing and turnarounds

Blucora Has Strong Governance Practices Board Accountability, Leadership Annual director elections Majority vote standard for uncontested director elections Separate CEO and Chair Shareholder Rights Shareholders can call special meetings Shareholders can amend the charter and bylaws by simple majority vote No poison pill Board Evaluations, Refreshment, Diversity 7 of 9 directors are new since 2016 6 of 9 directors are gender, racially or ethnically diverse The Chair is a woman and two of three standing committees are chaired by women Average director tenure is 3 years Annual Board and committee self-assessments Annual independent director evaluation of Chair and CEO Director Engagement, Access Active shareholder engagement program All directors attended our 2021 annual meeting of shareholders Significant interaction with senior Company business leaders through regular business reviews Directors have ability to hire outside experts and consultants and to conduct independent investigations

Blucora’s Compensation Program Seeks to Drive Long-Term Shareholder Value Pillar Philosophy Principles Competitive Enable Blucora to attract, motivate and retain a diverse mix of high-caliber individuals who, over time, will maximize the potential of the business Total direct compensation opportunities targeted at the 50th percentile with variance based on prior experience, breadth of duties and responsibilities, contribution levels and/or industry conditions Pay mix supports attraction and retention of key talent Aligned Clear alignment of executive compensation with the best interest of the shareholders, operational excellence, as well as the short-term and long-term financial outcomes and value-drivers of the business A majority of the executive’s pay should be at risk and vary with performance outcomes of shareholders and the Company Executives should be rewarded based on growth and performance separate from market factors In 2021, over 70% of named executives’ compensation was at risk STI program’s funding is tied primarily to Blucora key financial metrics that reflect performance by appropriately isolating the impact of uncontrollable market factors Long-term equity awards include a combination of (i) time-vested RSUs, (ii) PRSUs vesting based on Blucora EPS and relative TSR and (iii) options Balanced Foster sustained growth and alignment through a balanced approach to compensation design Compensation design should have appropriate flexibility to allow for consideration of how results were achieved, consistent with our values, and the unique operating context of the company. Compensation design should not motivate excessive or unethical risk taking STI based on financial measures, as well as a modifier that takes into account how results are achieved, i.e., behavior, leadership and delivery of critical business initiatives. On average for 2021, base pay made up 22% of total compensation with STI and LTI making up 21% and 57% respectively Annual Compensation Plan Risk Review Sound Encourage achievement of overall Blucora goals and strategies through maximizing company wide collaboration and integration with Blucora’s core values, ethics and culture Compensation programs that foster an integrated view of the organization and are tied to a combination of Blucora and divisional goals Compensation programs that support Blucora’s guiding principles and cultural values Our compensation program is designed to attract, retain, and motivate talented and experienced executives and directly align pay with the achievement of short- and long-term strategic and operational goals

2021 Executive Compensation Program Designed to Align Pay with Performance CEO compensation is 89% at risk, structured to reward CEO for achieving specific, measurable financial and strategic goals No increase to base salary or total direct compensation for CEO in 2021 Total compensation competitive with peer CEOs Short-term incentive program structured to incentivize performance on key financial metrics Weighting of performance metrics (75% Adjusted EBITDA, 25% revenue for CEO) encourages profitable growth Performance modifier enables Compensation Committee to adjust based on achievement of key human capital and profitable growth goals Long-term equity incentive program rewards creation of shareholder value through a mix of PRSUs (35%), options (25%), and time-based RSUs (40%), all vesting over a three-year period PRSUs granted in 2021 cliff-vest after three years based on Adjusted EBITDA and relative TSR (weighted equally) Adjusted EBITDA used in both STIP and LTIP because it is strongly aligned with our goal of sustainable, profitable growth Relative TSR component requires at least median performance for target payouts No one-time awards in 2021 for the CEO or other NEOs 1 Reflects the target compensation paid to Mr. Walters, who has served as our CEO since January 30, 2020. 2021 CEO TARGET PAY MIX1

Commitment to Continued Refinement of Compensation Program Unique Circumstances of New CEO and Pandemic Disruption Led to Significant Adjustments Substantially revised compensation plan for new CEO to align with refreshed strategy New hire grants given to newly reconstituted executive team One-time recognition awards granted to key leaders who played a critical role in ensuring business continuity during the pandemic and the derecho that hit Cedar Rapids, IA 2020 Program Design Changes in Process as Board Considers 2021 Say-on-Pay Vote Result and Shareholder Feedback Key Areas of Board Focus: Mix of equity used in long-term incentive plan, including allocation of performance-based equity Compensation and TSR peer groups Opportunity to shorten current two-year feedback loop by disclosing key plan elements in same-year proxy statement 2022 No Significant Changes to Program Design as Board Considered Strong Shareholder Support at 2020 Annual Meeting No increase to base pay for CEO or other NEOs No change to CEO’s total pay mix No changes to equity compensation mix for CEO or other NEOs No one-time awards Adjusted PRSUs to vest based on Adjusted EBITDA and relative TSR to support profitable growth and shareholder value creation 2021

Fostering an inclusive and diverse work environment and effective culture helps all of our employees to achieve and contribute: Women make up 43% of our workforce and hold 34% of our senior leadership roles* 33% of our employees are diverse* Launched a D&I Internal Mentor Program designed to support career development and emphasize and promote diversity within our organization Members of the executive senior leadership team sponsor and participate in a women’s senior leadership network group Employee engagement has continued to climb, as reflected through regular gatherings of culture and employee engagement surveys Social and Environmental Responsibility We believe we have a responsibility to our stakeholders to effectively manage the ESG issues that may impact the long-term growth of our business. We continue to refine our ESG strategy and expect to provide enhanced disclosure in 2022 Our Community Our People Our Environment We strengthen our communities by supporting causes which help customers in need manage their financial lives and build our local neighborhoods: Each year, we offer free federal tax preparation and e-filing services to lower income taxpayers through our participation in the Internal Revenue Service’s Free File Alliance Provided a $100k donation and volunteer support to the Greater Cedar Rapids Community Foundation’s Disaster Recovery Fund, delivering generators and providing basic needs to those impacted by the August 2020 derecho TaxAct partnered with Feeding America’s COVID-19 Response Fund in April 2020 to deliver 10 millions meals to financially impacted families across America We are diminishing our environmental impact and carbon emissions through reducing our waste sent to landfills, purchasing environmentally responsible products and reducing internal paper usage. Some steps we have taken include: Launching a paperless workplace initiative, focused on eliminating a significant portion of our printer usage and paper waste Adopting eSignature capabilities to allow our clients and employees to review and sign documents electronically Completing consumer and professionally prepared tax returns electronically helps to reduce paper usage associated with tax returns sent to the Internal Revenue Service Building new environmentally-friendly and LEED-certified corporate headquarters with enhanced safety measures and ventilation systems put in place in light of COVID-19 The Nominating and Governance Committee has formal oversight over Blucora’s ESG program * As of December 1, 2021

Appendix

Blucora Reconciliation of Adjusted EBITDA (1) ($ in thousands, except per share amounts) TTM ended September 30, 2021   TTM ended September 30, 2020 Adjusted EBITDA (1) GAAP Net income $ (19,249) $ (274,727) Stock-based compensation 18,345 12,356 Depreciation and amortization of acquired intangible assets 42,786 41,749 Other loss, net 32,120 28,619 Impairment of goodwill and an intangible asset - 270,625 Acquisition and integration costs—Excluding change in fair value of HKFS Contingent Consideration 12,016 26,806 Acquisition and integration—Change in fair value of HKFS Contingent Consideration 28,800 - Executive transition costs 476 10,225 Headquarters relocation costs - 1,863 Contested proxy and other legal and consulting costs 7,293 - Income tax (benefit) expense 22,014 (25,347) Adjusted EBITDA (1) $ 144,601 $ 92,169 Adjusted EBITDA growth 57%

Blucora Reconciliation of Operating Income, Excluding Corporate-Level Activity (2) (Unaudited, in thousands) TTM ended September 30, 2021 Operating income (loss) by segment: Wealth Management $ 80,724 Tax Software 89,447 Corporate-level activity (135,286) Total GAAP operating income (loss) 34,885 Less: Corporate-level activity 135,286 Operating income, less corporate-level activity $ 170,171 Wealth Management operating income as a % of operating income, less corporate-level activity (2) 47% Tax Software operating income as a % of operating income, less corporate-level activity (2) 53%

We define Adjusted EBITDA as net income (loss), determined in accordance with GAAP, excluding the effects of stock-based compensation, depreciation and amortization of acquired intangible assets, other loss, net, acquisition and integration costs, executive transition costs, headquarter relocation costs, contested proxy and other legal and consulting costs, income tax expense and impairment of goodwill and intangible assets. Other loss, net primarily consists of interest expense, net and non-capitalized debt issuance expenses. Acquisition and integration costs primarily relate to the HKFS Acquisition and 1st Global Acquisition. Executive transition costs relate to the departure of certain Company executives in the first quarter of 2020. We believe that Adjusted EBITDA provides meaningful supplemental information regarding our performance. We use this non-GAAP financial measure for internal management and compensation purposes, when publicly providing guidance on possible future results, and as a means to evaluate period-to-period comparisons. We believe that Adjusted EBITDA is a common measure used by investors and analysts to evaluate our performance, that it provides a more complete understanding of the results of operations and trends affecting our business when viewed together with GAAP results, and that management and investors benefit from referring to this non-GAAP financial measure. Items excluded from Adjusted EBITDA are significant and necessary components to the operations of our business and, therefore, Adjusted EBITDA should be considered as a supplement to, and not as a substitute for or superior to, GAAP net income (loss). Other companies may calculate Adjusted EBITDA differently and, therefore, our Adjusted EBITDA may not be comparable to similarly titled measures of other companies. Wealth Management operating income as a percentage of operating income, less corporate-level activity, and Tax Software operating income as a percentage of operating income, less corporate-level activity, are non-GAAP measures that are defined as the respective segment operating income divided by consolidated operating income, less corporate-level activity. We believe these non-GAAP measures are meaningful as they represent the relative size of our two segments, excluding income statement items classified as “Corporate-level activity” and not allocated to our two segments. Notes to Reconciliations of Non-GAAP Financial Measures to the Nearest Comparable GAAP Measures